SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  May 5,
1999

ACE*COMM CORPORATION
(Exact name of registrant as specified in its charter)



      Maryland				0-21059				52-
1283030
(State or other Jurisdiction)	   (Commission File Number)
	(IRS Employer
        of Incorporation
Identification  No.)



704 Quince Orchard Road, Gaithersburg, Maryland   20878
(Address of principal executive offices)
(Zip Code)



Registrant's telephone number, including area code:  (301)
721-3000

The following is an amendment to the date shown in the following item:

Item 4. Changes in Registrant's Certifying Accountant.

On May 5, 1999, the Registrant engaged Ernst & Young LLP as the Registrant's new independent accountants.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated 13th day of May, 1999.


ACE*COMM CORPORATION

By/s/George T. Jimenez
George T. Jimenez
Chief Executive Officer